UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 18, 2016

Hines Global REIT II, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On August 18, 2016, Hines Global REIT II, Inc. (“Hines Global II”), through a wholly-owned subsidiary of its operating partnership, acquired Goodyear Crossing II (the “Property”), a Class-A industrial warehouse located in Goodyear, Arizona, a submarket of Phoenix, Arizona. RT GOODYEAR, LLC, the seller of Goodyear Crossing II, is not affiliated with Hines Global II or its affiliates.

On August 23, 2016, Hines Global II filed a Current Report on Form 8-K (the “Initial Report”) with regard to the acquisition of Goodyear Crossing II. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report. After reasonable inquiry, Hines Global II is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Goodyear Crossing II — For the Six Months Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015

Report of Independent Auditor
Statement of Revenues and Certain Operating Expenses
Notes to Statement of Revenues and Certain Operating Expenses

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is filed herewith and incorporated herein by reference.

Hines Global REIT II, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2016 and the notes thereto
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2016 and the notes thereto
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2015 and the notes thereto
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT II, Inc.

November 3, 2016	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

Report of Independent Auditor

To the Partners of
Hines Global REIT II Properties, LP
Houston, Texas

Report on the Historical Summary

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of Goodyear Crossing II (the “Property”), a Class-A industrial warehouse located in Goodyear, Arizona, a submarket of Phoenix, Arizona, for the year ended December 31, 2015.

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of this Historical Summary, in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal controls relevant to the preparation and fair presentation of the statement that is free from material misstatement, whether from fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.
We believe the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion

In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses discussed in Note 2 to the Historical Summary of the Property for the year ended December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Matter of Emphasis

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hines Global REIT II, Inc.) as discussed in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Saville Dodgen & Company, PLLC

Dallas, Texas
November 3, 2016

GOODYEAR CROSSING II
STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2016 (Unaudited) and Year Ended December 31, 2015

Revenues:	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Rental revenue	$2,789,092	$5,614,683
Total revenues	2,789,092	5,614,683
Certain operating expenses:
Utilities	3,219	4,555
Real estate taxes	373,496	715,472
Repairs and maintenance	53,681	271,348
Cleaning services	860	2,064
Building management services	9,583	21,512
Insurance	23,676	53,771
Total certain operating expenses	464,515	1,068,722
Revenues in excess of certain operating expenses	$2,324,577	$4,545,961

See accompanying notes to statement of revenues and certain operating expenses.

GOODYEAR CROSSING II
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2016 (Unaudited) and for the Year Ended December 31, 2015

(1) Organization

Goodyear Crossing II (the “Property”) is a Class-A industrial warehouse located in Goodyear, Arizona, a submarket of Phoenix, Arizona, that contains 820,384 square feet of net rentable area. The Property was acquired by Hines Global REIT II, Inc. (“Hines Global II”), through a wholly-owned subsidiary of its operating partnership. The acquisition was completed on August 18, 2016.

(2)  Basis of Presentation

The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summary includes the historical revenues and operating expenses of the Property, exclusive of depreciation and amortization, management fees, interest expense, and other nonrecurring owner specific expenses, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

The statement of revenues and certain operating expenses and notes thereto for the six months ended June 30, 2016 included in this report are unaudited. In the opinion of management, all adjustments necessary for a fair presentation of the Historical Summary have been included.  Such adjustments consisted of normal recurring items.  Interim results are not necessarily indicative of results for a full year.

In preparing the accompanying financial statements, Hines Global II evaluated events and transactions that occurred subsequent to December 31, 2015, through the date that the accompanying financial statements were available to be issued on November 3, 2016.

(3) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(4)  Significant Accounting Policies

(a) Revenue Recognition

The Property’s operations consist of rental revenue earned from a tenant under a leasing arrangement, which provides for minimum rent, escalations, and charges to the tenant for operating expenses. The lease with the tenant is a gross lease and has been accounted for as an operating lease. Rental revenue is recognized by amortizing the aggregate lease payments on a straight-line basis over the entire term of the lease, which resulted in a decrease in rental revenue of $3,339 (unaudited) for the six months ended June 30, 2016 and also resulted in an increase in rental revenue of $59,824 for the year ended December 31, 2015.

(b)  Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

GOODYEAR CROSSING II
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2016 (Unaudited) and Year Ended December 31, 2015

(5) Rental Revenue

The aggregate annual minimum cash payments to be received on the noncancelable operating lease in effect as of December 31, 2015 are as follows:

Year ending December 31:	Amount
2016	$4,748,032
2017	4,838,929
2018	4,877,035
2019	3,628,791
2020	—
Thereafter	—
Total	$18,092,787

Total minimum future rental revenue represents the base rent that the tenant is required to pay under the terms of its lease in effect at December 31, 2015, exclusive of charges for contingent rents, operating expenses, and real estate taxes. There were no significant contingent rents for the six months ended June 30, 2016 (unaudited) and for the year ended December 31, 2015.

Of the total rental revenue for the six months ended June 30, 2016 and the year ended December 31, 2015, 100% was earned from a tenant in the e-commerce industry whose lease expires in 2019.

* * * * *

HINES GLOBAL REIT II, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Hines Global REIT II, Inc. (the “Company”), made the following acquisitions since January 1, 2015:

Property Name	Date of Acquisition	Net Purchase Price
Bishop’s Square	March 3, 2015	$103.2 million
Domain Apartments	January 29, 2016	$58.1 million
Cottonwood Corporate Center	July 5, 2016	$139.2 million
Goodyear Crossing II	August 18, 2016	$56.2 million

The unaudited pro forma condensed consolidated balance sheet assumes that the 2016 acquisitions of Cottonwood Corporate Center and Goodyear Crossing II occurred on June 30, 2016 and the unaudited pro forma condensed consolidated statements of operations assume that all acquisitions described above occurred on January 1, 2015.

The unaudited pro forma adjustments are based on available information and certain estimates and assumptions that the Company believes are reasonable and factually supportable. The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what actual results of operations would have been had the Company made these acquisitions on the first day of the period presented, nor does it purport to represent the results of operations for future periods. The pro forma information should be read in conjunction with the historical consolidated financial statements and notes thereto as filed in the Company's Annual Report on Form 10-K for the year ended December 31, 2015, and the Company's quarterly reports on Form 10-Q.

HINES GLOBAL REIT II, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of June 30, 2016

	June 30, 2016	Adjustments for the Goodyear Crossing II acquisition		Other Adjustments		Pro Forma
ASSETS
Investment property, net	$128,516,836	$48,890,000	(a)	$112,228,425	(e)	$289,635,261
Cash and cash equivalents	51,484,196	(11,896,347)	(b)	(30,786,058)	(f)	8,801,791
Restricted cash	1,620,123	—		—		1,620,123
Derivative instruments	2,200	—		—		2,200
Tenant and other receivables, net	1,964,471	—		—		1,964,471
Intangible lease assets, net	51,967,404	7,310,000	(a)	27,480,000	(e)	86,757,404
Deferred leasing costs, net	58,684	—		—		58,684
Deferred financing costs, net	8,324	—		—		8,324
Other assets	5,907,817	(1,000,000)	(b)	(4,780,000)	(f)	127,817
Total assets	$241,530,055	$43,303,653		$104,142,367		$388,976,075
LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$1,254,497	$170,904	(c)	$496,160	(g)	$1,921,561
Due to affiliates	7,433,192	1,264,500	(d)	3,131,965	(h)	11,829,657
Intangible lease liabilities, net	2,303,242	—		510,000	(e)	2,813,242
Other liabilities	2,260,208	—		—		2,260,208
Distributions payable	796,680	—		—		796,680
Notes payable to affiliates	—	14,500,000	(b)	8,000,000	(f)	22,500,000
Notes payable, net	94,890,587	28,803,653	(b)	77,901,560	(f)	201,595,800
Total liabilities	$108,938,406	$44,739,057		$90,039,685		$243,717,148

Commitments and Contingencies	—	—		—		—

Equity:
Stockholders’ equity (deficit):
Preferred shares, $0.001 par value; 500,000,000 preferred shares authorized, none issued or outstanding as of June 30, 2016	—	—		—		—
Class A common stock, $0.001 par value; 600,000,000 authorized; 13,962,691 issued and outstanding as of June 30, 2016	13,963	—		650	(f)	14,613
Class T common stock, $0.001 par value; 900,000,000 authorized; 3,831,828 issued and outstanding as of June 30, 2016	3,832	—		1,297	(f)	5,129
Additional paid-in capital	149,198,840	—		17,728,860	(f)	166,927,700
Accumulated distributions in excess of earnings	(15,948,125)	(1,435,404)	(c)(d)	(3,628,125)	(g)(h)	(21,011,654)
Accumulated other comprehensive income (loss)	(676,861)	—		—		(676,861)
Total stockholders’ equity	132,591,649	(1,435,404)		14,102,682		145,258,927
Noncontrolling interests	—	—		—		—
Total equity	132,591,649	(1,435,404)		14,102,682		145,258,927
Total liabilities and equity	$241,530,055	$43,303,653		$104,142,367		$388,976,075

See notes to unaudited pro forma condensed consolidated balance sheet and notes to unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2016

Adjustments

(a)
To record the pro forma effect of the Company’s acquisition of Goodyear Crossing II, assuming it had occurred on June 30, 2016. Investment property and intangible lease assets were recorded at fair value. See Note 2 — Significant Accounting Policies in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 regarding how the fair values of the Company’s investment property and intangible lease assets and liabilities were determined. Pro forma adjustments related to these amounts are preliminary and subject to change.

(b)
The acquisition of Goodyear Crossing II was funded using proceeds from the Company’s current public offering (of which a $1.0 million deposit was funded prior to June 30, 2016 and recorded in other assets on the condensed consolidated balance sheet), a $14.5 million advance under the Company’s credit facility with Hines Interests Limited Partnership (“Hines”) and a $29.0 million loan with SunTrust Bank, which the Company entered into simultaneously with the acquisition of Goodyear Crossing II. In connection with the permanent debt financing, the Company incurred $196,347 in deferred financing fees which is shown as a reduction in the notes payable balance.

(c)	To record the pro forma effect of the Company’s acquisition expenses related to the acquisition of Goodyear Crossing II.

(d)	To record the pro forma effect of the $1.3 million acquisition fee owed to an affiliate of Hines in relation to the acquisition of Goodyear Crossing II.

(e)
To record the pro forma effect of the Company’s acquisition of Cottonwood Corporate Center, assuming it had occurred on June 30, 2016. Investment property and intangible lease assets were recorded at fair value. See Note 2 — Significant Accounting Policies in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 regarding how the fair values of the Company’s investment property and intangible lease assets and liabilities were determined. Pro forma adjustments related to these amounts are preliminary and subject to change.

(f)
The acquisition of Cottonwood Corporate Center was funded using proceeds from the Company’s current public offering (of which a $4.8 million deposit was funded prior to June 30, 2016 and recorded in other assets on the condensed consolidated balance sheet), an $8.0 million advance under the Company’s credit facility with Hines and a $78.0 million loan with Principal Life Insurance Company, which the Company entered into simultaneously with the acquisition of Cottonwood Corporate Center. In connection with the permanent debt financing, the Company incurred $98,440 in deferred financing fees which is shown as a reduction in the notes payable balance. See Note 11 — Subsequent Events in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2016 for additional information regarding the Cottonwood Corporate Center loan agreement. In addition, this adjustment reflects the receipt of $17.7 million of proceeds from the Company’s current public offering, which were received between July 1, 2016 and August 17, 2016 and used to acquire Cottonwood Corporate Center and Goodyear Crossing II.

(g)	To record the pro forma effect of the Company’s acquisition expenses related to the acquisition of Cottonwood Corporate Center.

(h)	To record the pro forma effect of the $3.1 million acquisition fee owed to an affiliate of Hines in relation to the acquisition of Cottonwood Corporate Center.

HINES GLOBAL REIT II, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Six Months Ended June 30, 2016

	Six Months Ended June 30, 2016 (unaudited)	Adjustments for Goodyear Crossing II acquisition		Other Adjustments		Pro Forma
Revenues:
Rental revenue	$7,039,432	$2,451,795	(a)	$6,365,573	(d)	$15,856,800
Other revenue	244,341	—		269,027	(d)	513,368
Total revenue	7,283,773	2,451,795		6,634,600		16,370,168
Expenses:
Property operating expenses	$1,320,503	91,019	(a)	1,374,015	(d)	2,785,537
Real property taxes	274,265	373,496	(a)	826,671	(d)	1,474,432
Property management fees	120,949	55,782	(b)	197,047	(e)	373,778
Depreciation and amortization	4,310,794	1,376,466	(a)	4,566,268	(d)	10,253,528
Acquisition related expenses	439,944	—		(439,505)	(f)	439
Advisory and other related party expenses	1,336,257	—		(597,272)	(g)	738,985
General and administrative expenses	973,224	—		—		973,224
Total expenses	8,775,936	1,896,763		5,927,224		16,599,923
Income (loss) before other income (expenses)	(1,492,163)	555,032		707,376		(229,755)
Other income (expenses):
Gain (loss) on derivative instruments	(4,261)	—		—		(4,261)
Foreign currency gains (losses)	49,026	—		—		49,026
Interest expense	(785,675)	(523,450)	(c)	(1,306,703)	(h)	(2,615,828)
Interest income	40,819	—		—		40,819
Net income (loss)	(2,192,254)	31,582		(599,327)		(2,759,999)
Net (income) loss attributable to noncontrolling interests	(6,078)	—		—		(6,078)
Net income (loss) attributable to common stockholders	$(2,198,332)	$31,582		$(599,327)		$(2,766,077)
Basic and diluted income (loss) per common share	$(0.15)	—		—		(0.19)
Weighted average number of common shares outstanding	14,276,944	—		—		14,276,944

See notes to unaudited pro forma condensed consolidated statement of operations and notes to unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the
Six Months Ended June 30, 2016

(a)
To record the pro forma effect of the Company’s acquisition of Goodyear Crossing II based on its historical results of operations assuming that the acquisition had occurred on January 1, 2015. Depreciation and amortization were calculated based on the fair values of the investment property using a useful life of 40 years and in place lease assets using a useful life of the remaining lease terms, which are preliminary and subject to change.

(b)
To record the pro forma effect of the property management fee owed to an affiliate of Hines based on 2.0% of gross revenues, assuming that the acquisition of Goodyear Crossing II had occurred on January 1, 2015.

(c)
To record the pro forma effect of interest expense assuming that the Company had approximately $29.0 million in permanent financing in place as of January 1, 2015 and borrowings of $14.5 million under the credit facility with Hines related to the acquisition of Goodyear Crossing II. The weighted average interest rate for all of the borrowings used to acquire Goodyear Crossing II was 2.73% at the date of acquisition.

(d)
To record the pro forma effect of the Company’s acquisitions of the Domain Apartments and Cottonwood Corporate Center based on their historical results of operations assuming that these acquisitions had occurred on January 1, 2015. Depreciation and amortization were calculated based on the fair values of the investment properties using a useful life of 40 years and intangible lease assets and liabilities using a useful life of the remaining lease terms, which are preliminary and subject to change.

(e)
To record the pro forma effect of the property management fee based on 2.5% of gross revenues for the Domain Apartments and 3.0% of gross revenue for Cottonwood Corporate Center, assuming that these acquisitions had occurred on January 1, 2015.

(f)	To eliminate the effect of non-recurring acquisition expenses recorded in relation to the Company’s acquisitions.

(g)
To eliminate the effect of the non-recurring acquisition fee recorded in relation to the Company’s acquisitions. In addition, these adjustments reflect the pro forma effect of the asset management fee owed to an affiliate of Hines (net of waivers), assuming the Company’s 2016 acquisitions had occurred on January 1, 2015.

(h)
To record the pro forma effect of interest expense assuming that the Company had approximately $34.3 million in permanent financing in place as of January 1, 2015 with an interest rate of 2.03% at the date of the Domain Apartments acquisition and to record the pro forma effect of interest expense assuming that the Company had approximately $78.0 million in permanent financing in place as of January 1, 2015 and borrowings of $8.0 million under the credit facility with Hines related to the acquisition of Cottonwood Corporate Center. The weighted average interest rate for all of the borrowings used to acquire Cottonwood Corporate Center was 2.91% at the date of acquisition.

HINES GLOBAL REIT II, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

	Year Ended December 31, 2015	Adjustments for Goodyear Crossing II acquisition		Other Adjustments		Pro Forma
Revenues:
Rental revenue	$9,278,221	$4,940,088	(a)	$17,920,842	(d)	$32,139,151
Other revenue	132,454	—		906,495	(d)	1,038,949
Total revenue	9,410,675	4,940,088		18,827,337		33,178,100
Expenses:
Property operating expenses	1,870,552	353,250	(a)	3,967,141	(d)	6,190,943
Real property taxes	297,598	715,472	(a)	1,855,324	(d)	2,868,394
Property management fees	128,871	112,294	(b)	599,262	(e)	840,427
Depreciation and amortization	4,206,600	2,752,932	(a)	12,053,561	(d)	19,013,093
Acquisition related expenses	2,962,784			(2,918,349)	(f)	44,435
Advisory and other related party expenses	2,639,645			(264,262)	(g)	2,375,383
General and administrative expenses	1,548,979			—		1,548,979
Total expenses	13,655,029	3,933,948		15,292,677		32,881,654
Income (loss) before other income (expenses)	(4,244,354)	1,006,140		3,534,660		296,446
Other income (expenses):
Gain (loss) on derivative instruments	(40,535)			—		(40,535)
Foreign currency gains (losses)	(12,107)			—		(12,107)
Interest expense	(1,344,779)	(1,046,900)	(c)	(4,216,089)	(h)	(6,607,768)
Interest income	4,209			—		4,209
Net income (loss)	(5,637,566)	(40,760)		(681,429)		(6,359,755)
Net (income) loss attributable to noncontrolling interests	(12,139)	—		—		(12,139)
Net income (loss) attributable to common stockholders	$(5,649,705)	$(40,760)		$(681,429)		$(6,371,894)
Basic and diluted income (loss) per common share	$(1.06)	$—		—		$(0.62)
Weighted average number of common shares outstanding	5,307,700	—		4,969,150	(i)	10,276,850

See notes to unaudited pro forma condensed consolidated statement of operations and notes to unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2015

(a)
To record the pro forma effect of the Company’s acquisition of Goodyear Crossing II based on its historical results of operations assuming that the acquisition had occurred on January 1, 2015. Depreciation and amortization were calculated based on the fair values of the investment property using a useful life of 40 years and in place lease assets using a useful life of the remaining lease terms, which are preliminary and subject to change.

(b)
To record the pro forma effect of the property management fee owed to an affiliate of Hines based on 2.0% of gross revenues, assuming that the acquisition of Goodyear Crossing II had occurred on January 1, 2015.

(c)
To record the pro forma effect of interest expense assuming that the Company had approximately $29.0 million in permanent financing in place as of January 1, 2015 and borrowings of $14.5 million under the credit facility with Hines related to the acquisition of Goodyear Crossing II. The weighted average interest rate for all of the borrowings used to acquire Goodyear Crossing II was 2.73% at the date of acquisition.

(d)
To record the pro forma effect of the Company’s acquisitions of Bishop’s Square, the Domain Apartments and Cottonwood Corporate Center based on their historical results of operations assuming that these acquisitions had occurred on January 1, 2015. There were no adjustments made for real property taxes related to Bishop’s Square due to the fact that the tenants are directly responsible for property taxes in Ireland. Depreciation and amortization were calculated based on the fair values of the investment properties using a useful life of 40 years and intangible lease assets and liabilities using a useful life of the remaining lease terms, which are preliminary and subject to change.

(e)
To record the pro forma effect of the property management fee owed to an affiliate of Hines of approximately €90,000 per year, or $109,274 per year using the exchange rate in effect on January 1, 2015, for Bishop’s Square, 2.5% of gross revenues for the Domain Apartments and 3.0% of gross revenues for Cottonwood Corporate Center, assuming that these acquisitions had occurred on January 1, 2015.

(f)	To eliminate the effect of non-recurring acquisition expenses recorded in relation to the Company’s acquisitions.

(g)
To eliminate the effect of the non-recurring acquisition fees recorded in relation to the Company’s acquisitions. In addition, these adjustments reflect the pro forma effect of the asset management fee owed to an affiliate of Hines (net of waivers), assuming the Company’s 2016 acquisitions had occurred on January 1, 2015.

(h)
To record the pro forma effect of interest expense assuming that the Company had approximately €55.2 million ($67.0 million using the exchange rate in effect on January 1, 2015) in permanent financing in place as of January 1, 2015 and borrowings of $45.2 million under the credit facility with Hines related to the acquisition of Bishop’s Square, to record the pro forma effect of interest expense assuming that the Company had approximately $34.3 million in permanent financing in place as of January 1, 2015 related to the acquisition of the Domain Apartments and to record the pro forma effect of interest expense assuming that the Company had approximately $78.0 million in permanent financing in place as of January 1, 2015 and borrowings of $8.0 million under the credit facility with Hines related to the acquisition of Cottonwood Corporate Center. The weighted average interest rate for all of the borrowings used to acquire Bishop’s Square, the Domain Apartments and Cottonwood Corporate Center were 1.8%, 2.03% and 2.91%, respectively, of the dates of acquisition of each property.

(i)
To record the pro forma effect of the proceeds from the issuance of shares of the Company's common stock that were used to complete the acquisitions described in (a) and (d) above, less amounts received from financing described in (c) and (h) above. This adjustment assumes that the Company sold shares at a price of $10.00 per share less an aggregate of $1.08 per share of selling commissions, dealer manager fees and issuer costs.

Pro Forma for the Year Ended December 31, 2015
Cash needed to acquire 2819 Loker Avenue East	$1,150,000
Cash needed to acquire Bishop’s Square	—
Cash needed to acquire the Domain Apartments	23,819,500
Cash needed to acquire Cottonwood Corporate Center	54,000,000
Cash needed to acquire Goodyear Crossing II	12,700,000
91,669,500

Net cash received from each share of common stock issued	$8.92

Common stock needed to purchase properties listed above	10,276,850
Less: Historical weighted average common shares outstanding	5,307,700
Weighted average number of common shares outstanding	4,969,150

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(1)  Investment Properties Acquired After January 1, 2015

Bishop’s Square

On March 3, 2015, the Company, through a wholly-owned subsidiary of its operating partnership, acquired Bishop’s Square, a Class A office building located in Dublin, Ireland. Bishop’s Square consists of 153,569 square feet of rentable area and is 100% leased. The net purchase price for Bishop’s Square was $103.2 million, exclusive of transaction costs and working capital reserves.

Domain Apartments

On January 29, 2016, the Company, through a wholly-owned subsidiary of its operating partnership, acquired the Domain Apartments, a multi-family community located in Henderson, Nevada near Las Vegas. The Domain Apartments consist of 308 units with an average unit size of 1,075 square feet located on a 15.5 acre site and is 95% leased. The net purchase price for the Domain Apartments was $58.1 million, exclusive of transaction costs and working capital reserves.

Cottonwood Corporate Center

On July 5, 2016, the Company, through a wholly-owned subsidiary of its operating partnership, acquired Cottonwood Corporate Center, a four-building, Class-A office project located in Cottonwood Heights, Utah, a submarket of Salt Lake City, Utah. Cottonwood Corporate Center consists of 490,030 square feet of net rentable area that is 93% leased. The net purchase price for Cottonwood Corporate Center was $139.2 million, exclusive of transaction costs and working capital reserves.

Goodyear Crossing II

On August 18, 2016, the Company, through a wholly-owned subsidiary of its operating partnership, acquired Goodyear Crossing II, a Class-A industrial warehouse located in Goodyear, Arizona, a submarket of Phoenix, Arizona. Goodyear Crossing II consists of 820,384 square feet of net rentable area that is 100% leased to Amazon.com. The net purchase price for Goodyear Crossing II was $56.2 million, exclusive of transaction costs and working capital reserves.

The unaudited pro forma condensed consolidated balance sheet assumes that the acquisitions of Cottonwood Corporate Center and Goodyear Crossing II occurred on June 30, 2016 and the unaudited pro forma condensed consolidated statements of operations assume that all of the acquisitions described above occurred on January 1, 2015.